EXHIBIT 32.1



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, James R. Smith, Chief Executive Officer and Chief Accounting Officer of CEDAR MOUNTAIN DISTRIBUTORS, INC. (the "Company"), hereby certify that the Company's Annual Report on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ James R. Smith
--------------------------------
James R. Smith
Chief Executive Officer and
Chief Accounting Officer
March 2, 2004